UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary proxy statement
☐ Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐ Definitive proxy statement
☐ Definitive additional materials
☒ Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

ProAssurance Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

This Schedule 14A filing consists of an email to all employees and an Employee FAQ relating to the proposed acquisition of ProAssurance Corporation, a Delaware corporation (the “Company”) by The Doctors Company, a California-domiciled reciprocal inter-insurance exchange (“Parent”), pursuant to the terms of an Agreement and Plan of Merger, dated March 19, 2025, by and among the Company, Parent and Jackson Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent. This item was first used or made available on April 14, 2025.

Email to all employees from Ned Rand, CEO.

To: ProAssurance Team:
Subject: New item added to Transaction Info Center
Date: April 14, 2025

This morning we added an update FAQ to the ProAssurance & The Doctors Company Info Center.

The update includes information and answers to a variety of questions that arose from the recent in-person information sessions.

While we cannot answer every question at this time, we are committed to providing additional information as we are able.

Ned

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that represent the current expectations and beliefs of management of ProAssurance Corporation (“ProAssurance”) concerning the proposed acquisition of ProAssurance Corporation by The Doctors Company (“Buyer”) and other future events and their potential effects on ProAssurance. Such statements are based upon the current beliefs and expectations of ProAssurance management, are not guarantees of future results and are subject to a significant number of risks and uncertainties. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies and risk relating to the transaction, many of which are beyond ProAssurance’s control.

In connection with the proposed acquisition, ProAssurance will file with the Securities and Exchange Commission (the “SEC”) a proxy statement of ProAssurance. ProAssurance plans to deliver the definitive proxy statement to its stockholders in connection with the proposed acquisition. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PROASSURANCE AND BUYER, THE PROPOSED ACQUISITION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by ProAssurance through the website maintained by the SEC at http://www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the definitive proxy statement and other documents filed by ProAssurance with the SEC upon written request to: Investor Relations, ProAssurance Corporation, P.O. Box 590009, Birmingham, Alabama 35259-0009 or by telephone at (205) 776-3028 or (800) 282-6242. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies from ProAssurance’s stockholders in connection with the proposed acquisition is set forth in ProAssurance’s proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 11, 2025. Additional information regarding the interests of ProAssurance’s directors and executive officers in the proposed acquisition, which may be different than those of ProAssurance’s stockholders generally, will be contained in the proxy statement when filed with the SEC.

Frequently Asked Questions Prepared for ProAssurance Employees:
ProAssurance and The Doctors Company Transaction
(update April 14, 2025)
The following FAQ supplements the FAQ we provided on March 19, when the transaction was announced. That FAQ can be found on GroupNet in the ProAssurance & The Doctors Company Info Center. We will continue to share information as it becomes available and will maintain the Info Center as a resource, if you wish to review materials again.

Background on TDC
TDC Group operates in all 50 states through three strategic business units (SBUs): The Doctors Company (TDC), TDC Specialty Underwriting (TDCSU), and Healthcare Risk Advisors (HRA). TDC Group has 11 offices nationwide and approximately 820 employees. The company headquarters are in Napa, California.
TDC Group serve the medical professional liability market for physicians, medical groups, and advanced practice clinicians (APC) through The Doctors Company or TDC, which is the nation’s largest physician-owned medical malpractice insurer. TDC business is primarily written on an admitted basis and operates in three regions. TDC has local offices in Sherman Oaks, California, Austin, Texas, Jacksonville, Florida, Columbus, Ohio, East Lansing, Michigan, Mechanicsburg, Pennsylvania, and Richmond, Virginia.
Based in Connecticut, the second SBU - TDCSU - provides liability solutions for a variety of healthcare organizations and professionals as well as life sciences companies. TDCSU primarily writes on an excess & surplus lines basis.
Based in New York City, the third SBU - HRA - partners with healthcare organizations to identify and solve their unique self-insurance, risk transfer, and risk management needs.

Q:    Can we start sharing information about TDC’s medical professional liability business with ProAssurance insureds?
We cannot begin to talk about TDC with insureds or prospective insureds (other than general reference to the fact that an agreement has been signed) until after the transaction closes and direction regarding these conversations is shared with you. This includes any discussion of The Tribute Plan and whether/when ProAssurance insureds might be enrolled. It should be made clear at all times that ProAssurance is running “business as usual” until the transaction closes.

Q:    What do we know about the structure of the corporate business function? Is it centralized, or by region?
National support functions such as HR and Finance are based out of the Napa office and support the entire organization. Team members in national support departments are located in other areas of the country, as well.
Each regional office has a regional executive and a vice president for the four external facing functions: Underwriting, Claims, Business Development and Patient Safety. In addition to reporting to the regional executive, those VPs have dotted line reporting relationships with the national senior vice president for that functional area.
FOR INTERNAL USE ONLY • NOT FOR DISTRIBUTION                    1

Frequently Asked Questions Prepared for ProAssurance Employees:
ProAssurance and The Doctors Company Transaction
(update April 14, 2025)

Q:    Does TDC offer remote or hybrid work options?
TDC is committed to hybrid and remote work options and estimates that across the Group approximately 60% of employees are hybrid and 40% are fully remote. Recognizing the importance of local interactions with insured and distribution partners, TDC allows a portion of their claims and other staff to work remotely in the markets they serve.

Q:    How does TDC’s remote/hybrid policy work?
TDC team members who are hybrid currently go into the office two days per week with departments designating one of those days as an anchor day for that group to be together in the office. Arrangements are typically determined by managers.

Q:    Does TDC support a culture that prioritizes diversity and inclusion?
Like ProAssurance, TDC values diversity and is committed to treating all team members with respect. They also have a strong no tolerance, anti-harassment policy.

Q:     What policy system does TDC use currently?
TDC utilizes Duck Creek for their policy administration system.

Employee Benefits
The merger agreement provides that employee benefits for the 12 months following the close of the transaction will be substantially comparable to either those we currently provide or those provided to similarly situated employees of TDC. While benefits are subject to change from year to year at management’s discretion, current year TDC benefits include:
•Health insurance with Anthem Blue Cross Blue Shield or Kaiser (California team members only), dental insurance with Delta Dental and vision insurance with VSP
•Health Reimbursement Accounts, Health Savings Accounts (including bi-annual company funding) and Flexible Spending (FSA) Accounts
•Company paid Life and Accidental Death Insurance for employees at a benefit amount similar to that of ProAssurance. In addition, they provide Business Travel Insurance and Short-Term and Long-Term Disability insurance at no cost.
TDC also offers a variety of voluntary benefits such as Voluntary Life Insurance, Pet Insurance, an Employee Discount Program, Employee Assistance Program (EAP), Student Loan Refinancing and Medicare Advisor. TDC utilizes a recognition platform and offers career development support with tuition assistance, a professional certification/designation program and a milestone service program.
TDC is enthusiastic about community engagement and offers a matching gift program and volunteer grant.
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Frequently Asked Questions Prepared for ProAssurance Employees:
ProAssurance and The Doctors Company Transaction
(update April 14, 2025)
For paid time off, TDC currently offers a combination of Personal, Vacation and Sick Time as well as 15.5 paid holidays and early office closures, which varies slightly year to year.
•Personal Time includes six days per calendar year (does not carry over from year to year),
•Sick Time includes six days per calendar year (carries over from year to year up to a maximum of 240 hours)
•Vacation Time ranges from 10 to 25 days per calendar year, depending on years of service. Vacation carry-over policies vary by each individual SBU.

Q:    How will PTO be handled after the close? Would our current PTO balance rollover, be paid out at close or be forfeited?
Team members will not lose earned PTO and will receive credit for ProAssurance service towards benefit offerings. The transition of PTO to the TDC time-off program will be determined during integration planning.
Q:    What happens with planned vacation for 2025?
Team members should continue to request and use PTO under the ProAssurance policy until the transaction closes.

Q:    How many hours are in the workday for TDC?
The TDC work week is 40 hours. Flexible work hours (start and stop time) are available at managers' discretion.

Q:    Will the benefits change as soon as the transaction closes?
Most benefit plans will not change immediately upon close of the transaction. TDC is committed to transitioning group insurance coverages (health, dental, vision, life, disability) at the beginning of the calendar year following the transaction close, most likely January 1, 2027. If specific plans need to change at the close of the transaction, the details of the changes will be communicated in advance.
The merger agreement provides that the ProAssurance 401k plan will not continue after the close of the transaction. All ProAssurance team members will be eligible to participate in the TDC 401k plan, with no gap in participation. More detailed information regarding the 401k transition will be shared well in advance of the closing.

Q:    What is TDC's 401(k) match?
Currently TDC employees are eligible to receive two employer contributions, a 2% non-elective contribution that is immediately vested and an employer match up to a maximum of 4% (subject to a five-year vesting period). ProAssurance years of service will count toward the vesting schedule.
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Frequently Asked Questions Prepared for ProAssurance Employees:
ProAssurance and The Doctors Company Transaction
(update April 14, 2025)

Q:    Will current Health Savings Accounts transition to TDC?
TDC offers HSA accounts and a transition plan will be determined during integration planning. Team members own their ProAssurance HSA accounts and will not lose the funds in your account through this transition.

Employment Considerations
Until the transaction closes, ProAssurance will continue to implement its strategic initiatives. During this period, the schedule and processes for performance reviews, merit increases, promotions, and short-term incentive compensation (STIC) will not change at ProAssurance. Refer to communications regarding your line of business STIC plan for details.

Q:    If my position is eliminated, will I receive severance?
If a position is eliminated within the first year after the close of the transaction, the team member is eligible for severance that is no less favorable than the severance currently provided to such team member. If a position is eliminated after the first year, the TDC severance policy would be in effect. Affected employees will receive payment for earned but unused PTO in either scenario.

Q:    Would ProAssurance years of service apply to the TDC severance policy?
Team members will receive credit for their years of service with ProAssurance for benefit programs and under the TDC severance policy.

Q:    If TDC decides to eliminate any ProAssurance staff, would we be notified before the close of the transaction?
TDC cannot eliminate any ProAssurance positions prior to the close of the transaction as we remain separate organizations until the transaction closes.

Q:    Will we need to interview with TDC for our current position?
For the majority of roles, ProAssurance team members will not be required to interview for their current position to remain with TDC as part of the acquisition.

Q:    Will ProAssurance continue to hire new team members until the transaction closes?
ProAssurance will continue to operate as usual. If team members leave, the line of business leader will determine the need to fill positions based on our business needs.

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Frequently Asked Questions Prepared for ProAssurance Employees:
ProAssurance and The Doctors Company Transaction
(update April 14, 2025)
Q:    Are TDC job opportunities open to us before the actual change happens?
The organizations will continue to operate separately until the transaction closes. There will not be directed movement of team members between organizations until after the transaction is closed.

Q:    Are there any plans for staff reductions prior to the close?
ProAssurance will continue to operate independently until the transaction closes. ProAssurance staffing decisions will be made based on business needs until that time.

Transaction Specifics
Bringing together ProAssurance and The Doctors Company offers significant strategic advantages for the combined company. The transaction will solidify the combined organization as the second largest medical malpractice insurance company in the country and as the largest physician-owned carrier. Based on 2024 NAIC filings, the combined company would have pro forma MPL direct written premiums of approximately $2 billion.
Together we can be the preferred choice of our distribution partners and healthcare clients. We will have the depth of products, defense expertise, risk management, and service to compete effectively across the country. The transaction was announced on March 19 and we encourage you to review the materials in the ProAssurance & The Doctors Company Info Center.

Q:    How much will TDC pay for ProAssurance? Is this a cash transaction or are they going to the market to raise capital?
TDC will pay $25.00 per share in cash for ProAssurance stock (NYSE:PRA). ProAssurance has just over 51 million outstanding shares, so the transaction value will approach $1.3 billion. TDC is not expected to need to raise capital to fund the transaction.

Q:    What is the estimated timeline for regulatory clearances so that upper-level management can begin discussing transition plans?
The regulatory clearances could take a year or more. After the shareholder vote and federal anti-trust review period is complete (both approximately 90 days from the announcement of the transaction), the two companies can begin to discuss integration planning. We expect the transaction to close in the first half of 2026.

Q:    How will we be notified when/if the transaction closes?
The leadership teams from ProAssurance and TDC are committed to providing regular and transparent communication regarding our progress as we obtain approvals from shareholders and regulators as well as on the integration processes.

FOR INTERNAL USE ONLY • NOT FOR DISTRIBUTION                    5

Frequently Asked Questions Prepared for ProAssurance Employees:
ProAssurance and The Doctors Company Transaction
(update April 14, 2025)
Q:    When would you expect integration to occur after the close?
Integration will not begin until the transaction closes and can take as long as several years as the organizations review processes and systems.

Q:    What are the options for employees who hold stock?
Team members who hold shares of stock should check with Jeff Lisenby, General Counsel, before taking any action related to buying or selling shares.
Shareholders who hold ProAssurance stock on the day the transaction closes will receive $25.00 per share via ComputerShare for stock held directly or via their broker, if shares are held in a separate brokerage account. All team members with unvested shares of stock as part of the ProAssurance Equity Incentive Plan will be settled in cash at $25.00 per share shortly after the close of the transaction via payroll, subject to required federal, state and local tax.

General Questions

Q:    Can we subscribe to TDC's publications?
If the publication is publicly available, you are welcome to subscribe. To learn more, you are also welcome to visit the TDC Group website or the websites of any TDC SBU: The Doctors Company, TDC Specialty Underwriters, or Healthcare Risk Advisors.

Q:     How should team members handle media inquiries?
Between the date of the announcement and the transaction close, team members should refer media to Heather Wietzel, Senior Vice President Investor Relations (InvestorRelations@ProAssurance.com).

Q:     Who in the organization can team members turn to for answers to specific questions that are not covered in this document?
If you have questions, please contact a member of the Executive Leadership Team, the Line of Business leaders noted below, your manager, or send an email to TDCQuestions@ProAssurance.com:

•MPL: Steve Dapkus, Senior Vice President Marketing and Risk Management (SteveDapkus@ProAssurance.com)
•Eastern: Bob Gilpin, Senior Vice President Marketing (BobGilpin@eains.com)
•Medmarc: John Ajello, Vice President, Business Development and Marketing (JohnAjello@medmarc.com)

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Frequently Asked Questions Prepared for ProAssurance Employees:
ProAssurance and The Doctors Company Transaction
(update April 14, 2025)

Forward-Looking Statements

The foregoing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. These statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “hope,” “hopeful,” “likely,” "may," "optimistic," "possible," "potential," "preliminary," "project," "should," "will," “would” or the negative or plural of these words or similar expressions or variations. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. These factors include, among others: (i) the completion of the proposed transaction on the anticipated terms and timing, (ii) the satisfaction of other conditions to the completion of the proposed transaction, including obtaining required shareholder and regulatory approvals; (iii) the risk that ProAssurance Corporation’s stock price may fluctuate during the pendency of the proposed transaction and may decline if the proposed transaction is not completed; (iv) potential litigation relating to the proposed transaction that could be instituted against ProAssurance Corporation or its directors, managers or officers, including the effects of any outcomes related thereto; (v) the risk that disruptions from the proposed transaction will harm ProAssurance Corporation’s business, including current plans and operations, including during the pendency of the proposed transaction; (vi) the ability of ProAssurance Corporation to retain and hire key personnel; (vii) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect ProAssurance Corporation’s financial performance; (xi) certain restrictions during the pendency of the proposed transaction that may impact ProAssurance Corporation’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or global pandemics, as well as management’s response to any of the aforementioned factors; (xiii) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) unexpected costs, liabilities or delays associated with the transaction; (xv) the response of competitors to the transaction; (xvi) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring ProAssurance Corporation to pay a termination fee ; and (xvii) other risks set forth under the heading “Risk Factors,” of our Annual Report on Form 10-K for the year ended December 31, 2024 and in our subsequent filings with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. Our actual results could differ materially from the results described in or implied by such forward looking statements. Forward-looking statements speak only as of the date hereof, and, except as required by law, we undertake no obligation to update or revise these forward-looking statements.

Additional Information and Where To Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of ProAssurance Corporation by The Doctors Company. In connection with this proposed acquisition, ProAssurance Corporation plans to file one or more proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement or other document that ProAssurance Corporation has filed or may file with the SEC in connection with the proposed acquisition. INVESTORS AND SECURITY HOLDERS OF PROASSURANCE CORPORATION ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT HAVE BEEN (OR MAY BE) FILED WITH THE SEC CAREFULLY AND IN THEIR
FOR INTERNAL USE ONLY • NOT FOR DISTRIBUTION                    7

Frequently Asked Questions Prepared for ProAssurance Employees:
ProAssurance and The Doctors Company Transaction
(update April 14, 2025)
ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) relating to the proposed acquisition (if and when available) will be Delivered to stockholders of ProAssurance Corporation. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by ProAssurance Corporation through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by ProAssurance Corporation will be available free of charge on ProAssurance Corporation’s internet website at investor.proassurance.com/SEC-Filings or upon written request to: Investor Relations, ProAssurance Corporation, P.O. Box 590009, Birmingham, Alabama 35259-0009 or by telephone at (205) 776-3028 or (800) 282-6242.

Participants in Solicitation

ProAssurance Corporation, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed acquisition. Information about the directors and executive officers of ProAssurance Corporation is set forth in its proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 11, 2025. To the extent that holdings of ProAssurance Corporation’s securities by its directors or executive officers have changed since the amounts set forth in ProAssurance Corporation’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.

FOR INTERNAL USE ONLY • NOT FOR DISTRIBUTION                    8

Forward-Looking Statements

The foregoing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. These statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “hope,” “hopeful,” “likely,” "may," "optimistic," "possible," "potential," "preliminary," "project," "should," "will," “would” or the negative or plural of these words or similar expressions or variations. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. These factors include, among others: (i) the completion of the proposed transaction on the anticipated terms and timing, (ii) the satisfaction of other conditions to the completion of the proposed transaction, including obtaining required shareholder and regulatory approvals; (iii) the risk that ProAssurance Corporation’s stock price may fluctuate during the pendency of the proposed transaction and may decline if the proposed transaction is not completed; (iv) potential litigation relating to the proposed transaction that could be instituted against ProAssurance Corporation or its directors, managers or officers, including the effects of any outcomes related thereto; (v) the risk that disruptions from the proposed transaction will harm ProAssurance Corporation’s business, including current plans and operations, including during the pendency of the proposed transaction; (vi) the ability of ProAssurance Corporation to retain and hire key personnel; (vii) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect ProAssurance Corporation’s financial performance; (xi) certain restrictions during the pendency of the proposed transaction that may impact ProAssurance Corporation’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or global pandemics, as well as management’s response to any of the aforementioned factors; (xiii) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) unexpected costs, liabilities or delays associated with the transaction; (xv) the response of competitors to the transaction; (xvi) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring ProAssurance Corporation to pay a termination fee ; and (xvii) other risks set forth under the heading “Risk Factors,” of our Annual Report on Form 10-K for the year ended December 31, 2024 and in our subsequent filings with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. Our actual results could differ materially from the results described in or implied by such forward looking statements. Forward-looking statements speak only as of the date hereof, and, except as required by law, we undertake no obligation to update or revise these forward-looking statements.

Additional Information and Where To Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of ProAssurance Corporation by The Doctors Company. In connection with this proposed acquisition, ProAssurance Corporation plans to file one or more proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement or other document that ProAssurance Corporation has filed or may file with the SEC in connection with the proposed acquisition. INVESTORS AND SECURITY HOLDERS OF PROASSURANCE CORPORATION ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT HAVE BEEN (OR MAY BE) FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) relating to the proposed acquisition (if and when available) will be Delivered to stockholders of ProAssurance Corporation. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by ProAssurance Corporation through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by ProAssurance Corporation will be available free of charge on ProAssurance Corporation’s internet website at investor.proassurance.com/SEC-Filings or upon written request to: Investor Relations, ProAssurance Corporation, P.O. Box 590009, Birmingham, Alabama 35259-0009 or by telephone at (205) 776-3028 or (800) 282-6242.

Participants in Solicitation

ProAssurance Corporation, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed acquisition. Information about the directors and executive officers of ProAssurance Corporation is set forth in its proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 11, 2025. To the extent that holdings of ProAssurance Corporation’s securities by its directors or executive officers have changed since the amounts set forth in ProAssurance Corporation’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.